LOAN MODIFICATION AGREEMENT
                          (EXTENSION OF MATURITY DATE)

         THIS AGREEMENT is made and entered into this ______ day of _______________, 199__, by and between SOFTNET SYSTEMS, INC., a New York Corporation ("Softnet"), COMMUNICATE DIRECT, INC., an Illinois Corporation ("CDI"), MICROGRAPHIC TECHNOLOGY CORPORATION, a Delaware Corporation ("MTC"), KANSAS COMMUNICATIONS, INC., a Kansas Corporation ("KCI") (Softnet, CDI, MTC, and KCI collectively referred to as "Borrowers") and WEST SUBURBAN BANK ("Bank").

         WHEREAS,  Borrowers  have  executed  and  delivered to Bank a Revolving
Credit Note dated September 15, 1995 (the "Note") in the original principal amount of $6,500,000.00 in which each of the Borrowers promises to pay to the order of Bank the principal amount and interest thereon as more specifically provided in the Note; and

         WHEREAS, to secure the repayment of the Borrowers' obligations under the Note, each of the Borrowers has executed and delivered to Bank a Loan and Security Agreement dated September 15, 1995 (collectively the "Loan Agreements"); and

         WHEREAS, to further secure the repayment of the Borrowers' obligations under the Note, Softnet has executed and delivered to Bank a Stock Pledge Agreement dated September 15, 1995 (the "Pledge Agreement") whereby Softnet has pledged 377,770 shares (subsequently reduced to 277,770 shares) of common stock of IMNET Systems, Inc. in favor of Bank; and

         WHEREAS, Borrowers and Bank executed a Loan Modification Agreement dated March 15, 1996 wherein the maximum amount of credit under the Note and the Loan Agreements was increased to $9,500,000.00 and the Borrowing Base limitations were modified in accordance with the terms thereof; and

         WHEREAS, the Note (as modified from time to time) is scheduled to mature by its terms on ________________________, 19___, and Borrowers have requested that the maturity date of the Note be extended to _________________, 199__, and Bank has agreed to so extend the maturity date of the Note, subject to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of Ten ($10.00) Dollars in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The foregoing recitals are incorporated herein by reference as though fully set forth. Borrowers represent and warrant that the foregoing recitals are true and correct.

2. The terms of the Note are hereby further amended to provide that the Maturity Date is extended to ______________________, 199__, on which date the entire principal balance, all accrued unpaid interest, and all other amounts due under the terms of the Note and the other Loan Documents shall be immediately due and payable without notice.

3. The terms of the Loan Documents (as such term is defined in the Loan Agreements) are hereby amended and modified to comport with the terms of this instrument to the extent the terms of any of the Loan Documents may be otherwise inconsistent with the terms hereof. In all other respects, the terms and provisions of the Loan Documents shall remain in full force and effect.

4. Borrowers hereby reaffirm all of the terms, provisions, warranties, and representations set forth in each of the Loan Agreements and the other Loan Documents as modified hereby. Without limiting the generality of the foregoing, each of the Borrowers warrants and represents that no event of default exists under any of the Loan Agreements or any of the other Loan Documents and no event has occurred or condition exists which with the passage of time or the giving of notice would or could constitute an event of default.

         IN  WITNESS   WHEREOF,   the  parties   have  entered  into  this  Loan
Modification Agreement on the date first above written.

SOFTNET SYSTEMS, INC.

By:      ____________________________
Its:     ____________________________

Attest:  ____________________________
Its:     ____________________________

COMMUNICATE DIRECT, INC.

By:      ____________________________
Its:     ____________________________

Attest:  ____________________________
Its:     ____________________________

MICROGRAPHIC TECHNOLOGY CORPORATION

By:      ____________________________
Its:     ____________________________

Attest:  ____________________________
Its:     ____________________________

KANSAS COMMUNICATIONS, INC.

By:      ____________________________
Its:     ____________________________

Attest:  ____________________________
Its:     ____________________________

WEST SUBURBAN BANK

By:      ____________________________
Its:     ____________________________

Attest:  ____________________________
Its:     ____________________________


westsub2\softnet2.lma\051596\cp

STATE OF ILLINOIS                   )
                                    ) SS.
COUNTY OF ______                    )

         I, the undersigned, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that ________________________________,
_____________________  of SOFTNET  SYSTEMS,  INC., a New York  Corporation,  and
________________________________,  _____________________  of  said  Corporation, personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such ____________________ and ____________________, appeared before me this day in person and severally acknowledged that they signed and delivered the said instrument as their own free and voluntary act and as the free and voluntary act of said Corporation; for the uses and purposes therein set forth. GIVEN under my hand and official seal this ________ day of ______________, 1996.

                                    --------------------------------------------
                                                     Notary Public
STATE OF ILLINOIS                   )
                                    ) SS.
COUNTY OF ______                    )

         I, the undersigned, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that ________________________________,
_____________________ of COMMUNICATE DIRECT, INC., an Illinois Corporation,  and
_____________________________,    ___________________   of   said   Corporation,
personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such ____________________ and __________________, appeared before me this day in person and severally acknowledged that they signed and delivered the said instrument as their own free and voluntary act and as the free and voluntary act of said Corporation; for the uses and purposes therein set forth. GIVEN under my hand and official seal this ________ day of ______________, 1996.

                                    --------------------------------------------
                                                     Notary Public

STATE OF ILLINOIS                   )
                                    ) SS.
COUNTY OF ______                    )

         I, the undersigned, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that ________________________________,
_____________________ of MICROGRAPHIC TECHNOLOGY CORPORATION, a Delaware Corporation, and ________________________________, ___________________ of said
Corporation, personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such ____________________ and _____________________, appeared before me this day in person and severally acknowledged that they signed and delivered the said instrument as their own free and voluntary act and as the free and voluntary act of said Corporation; for the uses and purposes therein set forth. GIVEN under my hand and official seal this ________ day of ______________, 1996.

                                    --------------------------------------------
                                                     Notary Public

STATE OF ILLINOIS                   )
                                    ) SS.
COUNTY OF ______                    )

         I, the undersigned, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that ________________________________,
_____________________ of KANSAS COMMUNICATIONS,  INC., a Kansas Corporation, and
______________________________,   ___________________   of   said   Corporation,
personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such ____________________ and _______________________, appeared before me this day in person and severally acknowledged that they signed and delivered the said instrument as their own free and voluntary act and as the free and voluntary act of said Corporation; for the uses and purposes therein set forth. GIVEN under my hand and official seal this ________ day of ______________, 1996.

                                    --------------------------------------------
                                                     Notary Public

STATE OF ILLINOIS                   )
                                    ) SS.
COUNTY OF ______                    )

         I, the undersigned, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that ________________________________,
_____________________ of WEST SUBURBAN BANK, an Illinois Banking Corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such ____________________, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said Corporation; for the uses and purposes therein set forth. GIVEN under my hand and official seal this ________ day of ______________, 1996.


                                    --------------------------------------------
                                                     Notary Public